FOUNDERS FUNDS, INC.
                 Supplement to Prospectus dated August 12, 1996
             (as previously supplemented through September 20, 1996)

Founders Special Fund
The section of the Funds' prospectus entitled "Investment Objectives of the Funds" is hereby amended on page 21 by replacing the second paragraph concerning Special Fund with the following:

     To achieve its objective, the Fund normally will invest its assets in the common stocks of three categories of companies: small- to medium-sized companies, large companies, and foreign companies. Founders may vary the amount of the Fund's assets invested in each category from time to time depending on its evaluation of market, economic, and monetary conditions. However, no more than 30% of the Fund's total assets will be invested in foreign securities, with no more than 25% of its total assets invested in any one foreign country. For a further explanation of this Fund's investment policies, see the sections entitled "Investment Policies Involving Special Risks" and "Other Investment Policies."

Founders Balanced Fund
The section of the Funds' prospectus entitled "Investment Objectives of the Funds" is hereby amended on page 23 by replacing the first two sentences of the second paragraph concerning Balanced Fund with the following:

     To achieve its objective, the Fund invests in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities. For the equity portion of its portfolio, the Fund emphasizes investments in common stocks with the potential for capital appreciation. These stocks generally pay regular dividends, although the Fund also may invest in non-dividend-paying companies if, in Founders' opinion, they offer better prospects for capital appreciation.

The section of the Funds' prospectus entitled "Investment Objectives of the Funds" is hereby amended on page 24 by replacing the fifth through seventh sentences of the third paragraph concerning Balanced Fund with the following:

     The Fund may also invest in convertible corporate obligations and preferred stocks, and may invest up to 30% of its total assets in foreign securities. The Fund will not invest more than 25% of its total assets in the securities of any one foreign country. Normally, the Fund will invest a significant percentage (up to 75%) of its total assets in common stocks, convertible corporate obligations, and preferred stocks.


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Portfolio Management
The section of the Funds' prospectus entitled "Investment Management of the Funds - Portfolio Management" is hereby amended on page 28 by replacing the paragraph concerning Douglas A. Loeffler with the following:

      Douglas A. Loeffler, Portfolio Manager
      Mr. Loeffler is a chartered financial analyst who has been co-lead portfolio manager for Founders International Equity and Special Funds since 1997. Mr. Loeffler joined Founders in 1995 as a senior international equities analyst and previously served as assistant portfolio manager for Founders International Equity Fund. Prior to joining Founders, he served for seven years with Scudder, Stevens & Clark as an international equities analyst and as a quantitative analyst. A graduate of Washington State University, Mr. Loeffler received an MBA in finance from the University of Chicago.

The section of the Funds' prospectus entitled "Investment Management of the Funds - Portfolio Management" is hereby amended to add the following two new paragraphs on page 28 after the paragraph concerning Douglas A. Loeffler:

     Robert T. Ammann, Portfolio Manager
     Mr. Ammann is a chartered financial analyst who has been co-lead portfolio manager for Founders Special Fund since 1997. Mr. Ammann joined Founders in 1993 as a research analyst, and became a senior research analyst in 1996. Prior to joining Founders, he was a financial statistician for Standard & Poor's CompuStat Services, Inc. A graduate of Colorado State University, Mr. Ammann holds a bachelors degree in finance.

     John B. Jares, Portfolio Manager
     Mr. Jares is a chartered financial analyst who has been co-lead portfolio manager for Founders Special Fund since 1997. Mr. Jares joined Founders in 1994 as a research analyst. Prior to joining Founders, he worked with Lipper Analytical Services, Inc., a provider of mutual fund information. A graduate of Colorado State University, Mr. Jares received a masters degree in finance from the University of Colorado at Denver.

The section of the Funds' prospectus entitled "Investment Management of the Funds - Portfolio Management" is hereby amended on page 27 to indicate that Michael K. Haines, Michael W. Gerding and Edward F. Keely no longer are serving as co-lead portfolio managers for Founders Special Fund, and that, since 1997, Michael W. Gerding has served as co-lead portfolio manager for Founders International Equity Fund.

The date of this Supplement is January 6, 1997.


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                             FOUNDERS FUNDS, INC.
              Supplement to Statement of Additional Information
                            dated August 12, 1996

The  section  of  the  Funds'  Statement  of  Additional   Information  entitled
"Directors and Officers" is hereby amended on page 34 by adding the following additional information to that section:

      TRYGVE E. MYHREN
      355 Clayton Street
      Denver, CO  80206
         Director
            President, Myhren Media, Inc., a firm that invests in and advises media and communications companies. Director, The Providence Journal Company, Providence, Rhode Island; Director, Advanced Marketing Services, LaJolla, California; Director, Peapod, Ltd., Evanston,
            Illinois; Director, CableLabs, Boulder, Colorado; Director, J.D. Edwards, Denver, Colorado, and general partner, Saguaro Cable Investors, L.P. Formerly, President of The Providence Journal Company, a diversified media and communications company, Providence, Rhode Island, from 1990 to 1996, Chairman and Chief Executive Officer of American Television and Communications Corporation, a cable television company, Denver, Colorado, from 1981 to 1988, and Chairman, National Cable Television Association, from 1986 to 1987. Mr. Myhren also serves on the boards of the Rhode Island Hospital, Providence, Rhode Island, and Lifespan Corp., a health services consortium in Southeastern New England. Born:
            January 3, 1937.

      ROBERTO GALINDO, JR.
         Assistant Treasurer
            Assistant Vice President of Founders.  Born:  November 11, 1960.

The first paragraph of the section of the Funds' Statement of Additional Information entitled "Additional Information - Capital Stock" is hereby amended to read as follows:

     The Company has 2,000,000,000 shares of capital stock authorized, with a par value per share of $0.01. Of these shares, 100,000,000 shares have been allocated to Discovery Fund, 100,000,000 to Frontier Fund, 100,000,000 to Passport Fund, 180,000,000 to Special Fund, 100,000,000 to International Equity Fund, 100,000,000 to Worldwide Growth Fund, 200,000,000 to Growth Fund, 200,000,000 to Blue Chip Fund, 100,000,000 to Balanced Fund, 20,000,000 to Government Securities Fund, and 800,000,000 to Money Market Fund. The Board of Directors is authorized to create additional series or classes of shares, each with its own investment objectives and policies.

The date of this Supplement is January 6, 1997.